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                                                                    Exhibit 10.5

                             INTERCREDITOR AGREEMENT

        This INTERCREDITOR AGREEMENT, dated as of November 10, 2003, is entered into among BANK OF AMERICA, N.A., as Senior Agent (as defined below), BNY ASSET SOLUTIONS LLC, as Junior Agent (as defined below), GENTEK INC. ("GenTek") and each subsidiary of GenTek party hereto.

                                   WITNESSETH:

        WHEREAS, certain direct and indirect subsidiaries of GenTek identified as borrowers on Schedule A annexed hereto and made a part hereof (in such capacity, the "Borrowers"), GenTek, as the direct or indirect parent company of the Borrowers, certain direct and indirect subsidiaries of GenTek identified as guarantors on Schedule B annexed hereto and made a part hereof, the financial institutions party to the Senior Credit Agreement referred to below as lenders, Bank of America, N.A., as agent for such lenders (in such capacity, the "Senior Agent"), Bank of America, N.A., as sole syndication agent, Fleet Capital Corporation, as documentation agent, and Banc of America Securities LLC, as sole book runner and lead arranger, concurrently herewith are entering into a Credit Agreement, dated as of the date hereof (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time, together with any other principal agreement evidencing Senior Lender Claims and any other agreements pursuant to which any of the foregoing indebtedness, commitments, obligations, costs, expenses, fees, reimbursements, indemnities or other obligations payable or owing thereunder may be refinanced, restructured, renewed, extended, increased, refunded or replaced as any such other agreements may from time to time be amended, amended and restated, supplemented, renewed or otherwise modified, being collectively referred to herein as the "Senior Credit Agreement"), pursuant to which the Senior Agent and the Senior Lenders are agreeing, subject to the terms and conditions thereof, to make certain loans from time to time and to incur certain letter of credit obligations from time to time on behalf of the Borrowers; and

        WHEREAS, GenTek, as borrower, each of GenTek's direct and indirect domestic subsidiaries set forth on Schedule C annexed hereto and made a part hereof, as subsidiary guarantors, the financial institutions party thereto and BNY Asset Solutions LLC, as the Administrative Agent under the Junior Loan Agreement referred to below, concurrently herewith are entering into a Senior Term Loan and Guarantee Agreement, dated as of the date hereof (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time (but subject to the limitations contained in this Agreement), together with any other principal agreement evidencing Junior Lender Claims and any other agreements pursuant to which any of the foregoing indebtedness, commitments, obligations, costs, expenses, fees, reimbursements, indemnities or other obligations payable or owing thereunder may be refinanced, restructured, renewed, extended, increased, refunded or replaced as any such other agreements may from time to time be amended, amended and restated, supplemented, renewed or otherwise modified, being collectively referred to herein as the "Junior Loan Agreement"), pursuant to which GenTek will incur indebtedness to the Junior Lenders in the aggregate principal amount of $250,000,000; and

        WHEREAS, it is a condition precedent to the effectiveness of the Senior Credit Agreement and the Junior Loan Agreement that the Senior Agent (for itself and for the benefit of


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the Senior Lenders), the Junior Agent (for itself and the benefit of the Junior
Lenders) and the GenTek Obligors (as defined below) enter into this Agreement;

        NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

        Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated) and capitalized terms defined in the Senior Credit Agreement used (but not otherwise defined) herein shall have the meanings ascribed to them in the Senior Credit Agreement as in effect on the date hereof:

        "Agreement" shall mean this Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

        "Comparable Junior Lender Collateral Document" shall mean, in relation to any Shared Collateral subject to any Senior Lender Collateral Document, that Junior Lender Collateral Document which creates a security interest in the same Shared Collateral.

        "DIP Financing" has the meaning specified in Section 6.1 of this Agreement.

        "Discharge of Senior Lender Claims" shall mean the payment in full in cash (or otherwise to the satisfaction of the Senior Lenders) of the principal of, premium, if any, and interest on all Senior Lender Claims and, with respect to Bank Products or Letters of Credit, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Senior Credit Agreement and the other Senior Lender Documents, in each case after or concurrently with termination of all Commitments thereunder, and payment in full in cash of any other Senior Lender Claims that are due and payable at or prior to the time such principal and interest are paid.

        "GenTek Obligor" shall mean GenTek, in its capacity as borrower under the Junior Loan Agreement and a Guarantor under the Senior Credit Agreement, and each Subsidiary of GenTek that is a Borrower (as defined in the Senior Credit Agreement) and/or a Guarantor (as defined in either the Senior Credit Agreement or the Junior Loan Agreement), including, without limitation and in any event, the Persons set forth on Schedules A, B and C hereto.

        "Guarantor" shall mean "Guarantor" as defined in either the Senior Credit Agreement or the Junior Loan Agreement, including, without limitation and in any event, the Persons set forth on Schedules A, B and C hereto.

        "Indebtedness" means, with respect to any specified Person without duplication, any indebtedness of such Person, whether or not contingent (a) in respect of borrowed money; (b) evidenced by bonds, notes, debentures or other similar instruments or letters of credit (or reimbursement agreements in respect thereof); (c) in respect of banker's acceptances;


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(d) representing obligations in connection with Capital Leases; (e) representing the deferred and unpaid balance of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the preceding items (other than letters of credit and reimbursement obligations in respect thereof) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of another Person secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) to the extent of the fair market value of such asset where the Indebtedness so secured is not the Indebtedness of such Person and, to the extent not otherwise included, the guaranty by the specified Person of the Indebtedness of any other Person. The amount of any Indebtedness outstanding as of any date will be (i) the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount; and (ii) the principal amount of the Indebtedness, together with any interest on the Indebtedness that is more than 30 days past due, in the case of any other Indebtedness.

        "Insolvency or Liquidation Proceeding" shall mean (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any GenTek Obligor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any GenTek Obligor or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any GenTek Obligor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any GenTek Obligor.

        "Junior Agent" shall include, in addition to the Junior Agent referred to in the recitals hereto, the then acting administrative agent for the Junior Lenders and any successor thereto exercising substantially the same rights and powers, or if there is no administrative agent acting for the Junior Lenders under the Junior Loan Agreement, the Junior Lenders holding a majority in principal amount of Junior Lender Claims then outstanding.

        "Junior Lender Claims" shall mean, without duplication, (a) all Obligations arising under or with respect to the Junior Lender Documents or any of them and (b) all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the Junior Loan Agreement whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the Junior Lender Claims (whether by or on behalf of any GenTek Obligor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

        "Junior Lender Collateral" shall mean all of the assets of each GenTek Obligor whether real, personal or mixed, in which the Junior Lenders or the Junior Agent or any of them now or hereafter holds a Lien as security for any Junior Lender Claim.


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        "Junior Lender Collateral Documents" shall mean the Junior Lender
Security Agreement, the Junior Lender Pledge Agreement, the Junior Lender Mortgages, and any document or instrument executed and delivered pursuant to any Junior Lender Document at any time or otherwise pursuant to which a Lien is granted by a GenTek Obligor to secure any of the Junior Lender Claims or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, renewed, extended, supplemented or modified from time to time.

        "Junior Lender Documents" shall mean the Junior Loan Agreement, the Junior Lender Collateral Documents, and any other related document or instrument executed and delivered pursuant to any Junior Lender Document at any time or otherwise evidencing any Junior Lender Claims, as the same may be amended, renewed, extended, supplemented or modified from time to time.

        "Junior Lender Mortgages" shall mean a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned by any GenTek Obligor is granted to secure the Junior Lender Claims or under which rights or remedies with respect to any such Liens are governed, as the same may be amended, renewed, extended, supplemented or modified.

        "Junior Lender Pledge Agreement" shall mean the Pledge Agreement dated as of the date hereof, among the GenTek Obligors (other than Noma) and the Junior Agent, as the same may be amended, renewed, extended, supplemented or modified from time to time in accordance with its terms.

        "Junior Lender Security Agreement" shall mean the Security Agreement, dated as of the date hereof, between one or more of the GenTek Obligors (other than Noma) and the Junior Agent, as the same may be amended, renewed, extended, supplemented or modified from time to time in accordance with the terms thereof.

        "Junior Lenders" shall mean the Persons holding Junior Lender Claims.

        "Maximum Senior Lender Claim Amount" shall mean the principal amount of $175,000,000.

        "Necessary Lenders" shall mean, with respect to any amendment or modification of the Senior Credit Agreement, or any termination or waiver of any provision of the Senior Credit Agreement, or any consent or departure by any of the GenTek Obligors therefrom, the Senior Agent or those Senior Lenders, as the case may be, the approval of which is required to approve such amendment or modification, termination or waiver or consent or departure.

        "Noma" means Noma Company, a Nova Scotia unlimited liability company.

        "Obligations" shall mean any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities (contingent or otherwise) payable under the documentation governing any Indebtedness (including any obligation to post cash collateral in respect of letters of credit and any other obligations), or any other obligation, indebtedness or liability in respect of Bank Products.


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        "Person" shall mean any person, individual, sole proprietorship, partnership, joint venture, corporation, unincorporated organization, association, institution, entity or other party, including, without limitation, any government and any political subdivision, agency or instrumentality thereof.

        "Pledged Collateral" shall mean the "Pledged Securities" under, and as defined in, the Senior Lender Pledge Agreement and any other shared collateral in the possession of the Senior Agent (or its agents).

        "Recovery" shall have the meaning set forth in Section 6.5 hereof.

        "Security Agreements" shall mean the Senior Lender Security Agreement and the Junior Lender Security Agreement.

        "Senior Agent" shall include, in addition to the Senior Agent referred to in the recitals hereto, the then acting agent for the Senior Lenders (or if there is more than one agent, a majority of them) under the Senior Lender Documents and any successor thereto exercising substantially the same rights and powers, or if there is no acting Senior Agent under the Senior Credit Agreement, the Necessary Lenders.

        "Senior Credit Agreement" shall have the meaning set forth in the recitals hereto.

        "Senior Lender Claims" shall mean, without duplication (a) all Obligations (as defined in the Senior Credit Agreement) and all extensions of credit under any financing under section 364 of the Bankruptcy Code or any arrangement for use of cash collateral under section 363 of the Bankruptcy Code (the terms of which are consented to by the Senior Agent in its capacity as such) and (b) all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the Senior Credit Agreement whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding; provided that the sum of the principal amount of Revolving Loans and reimbursement obligations in respect of Letters of Credit outstanding at any time shall not exceed the Maximum Senior Lender Claim Amount. To the extent any payment with respect to the Senior Lender Claims (whether by or on behalf of any GenTek Obligor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

        "Senior Lender Collateral" shall mean all of the assets of each GenTek Obligor whether real, personal or mixed, in which the Senior Lenders or the Senior Agent or any of them now or hereafter holds a Lien as security for any Senior Lender Claim.

        "Senior Lender Collateral Documents" shall mean the Senior Lender Security Agreement, the Senior Lender Pledge Agreement, the Mortgages, and any Loan Document or other document or instrument pursuant to which a Lien is granted securing any of the Senior


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Lender Claims, as the same may be amended, renewed, extended, supplemented or modified from time to time.

        "Senior Lender Documents" shall mean the Senior Credit Agreement, the Senior Lender Collateral Documents and each of the other Loan Documents, each document or instrument evidencing or governing any Bank Product, all documents and instruments evidencing any other obligation under the Senior Credit Agreement, any other related document or instrument executed or delivered pursuant to any Senior Lender Document at any time and any other related document or instrument otherwise evidencing, governing or related to any Senior Lender Claims, as any such document or instrument may from time to time be amended, replaced, renewed, restated, supplemented or otherwise modified.

        "Senior Lender Pledge Agreement" shall mean the Pledge Agreement, dated as of the date hereof, between the GenTek Obligors (other than Noma) and the Senior Agent, as the same may be amended, renewed, extended, supplemented or modified from time to time in accordance with its terms. "Senior Lender Security Agreement" shall mean the Security Agreement, dated as of the date hereof, between the GenTek Obligors (other than Noma) and the Senior Agent, as the same may be amended, renewed, extended, supplemented or modified from time to time in accordance with the terms thereof.

        "Senior Lenders" shall mean the Persons holding Senior Lender Claims, including, without limitation, the Senior Agent.

        "Shared Collateral" shall mean all of the assets of any GenTek Obligor whether real, personal or mixed, constituting both Senior Lender Collateral and Junior Lender Collateral.

        "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code of the State of New York, as amended.

        Section 2. Lien Priorities.

        2.1 Subordination. Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the Junior Agent or any of the Junior Lenders on the Shared Collateral or of any Liens granted to the Senior Agent or any of the Senior Lenders on the Shared Collateral and notwithstanding any provision of the UCC, or any applicable law or the Junior Lender Documents or the Senior Lender Documents or any other circumstance whatsoever, the Junior Agent, on behalf of itself and the Junior Lenders, hereby agrees that: (a) any Lien on the Shared Collateral securing all or any portion of the Senior Lender Claims now or hereafter held by the Senior Agent or any of the Senior Lenders shall be senior and prior to any Lien on the Shared Collateral securing all or any portion of the Junior Lender Claims; and (b) any Lien on the Shared Collateral now or hereafter held by the Junior Agent or any of the Junior Lenders regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing all or any portion of the Senior Lender Claims. Subject to Section 2.2, all Liens on the Shared Collateral securing all or any portion of the Senior Lender Claims shall be and remain senior to all Liens on the Shared Collateral securing all or any


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portion of the Junior Lender Claims for all purposes, whether or not any such
Liens securing all or any portion of the Senior Lender Claims are subordinated to any Lien securing any other obligation of any GenTek Obligor.

        2.2 Prohibition on Contesting Liens. Each of the Junior Agent, for itself and on behalf of each Junior Lender, and the Senior Agent, for itself and on behalf of each Senior Lender, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), the priority of each Lien provided for herein or the validity or enforceability of a Lien held by the Senior Agent or any of the Senior Lenders in any of the Senior Lender Collateral or by the Junior Agent or any of the Junior Lenders in any of the Shared Collateral, respectively. Notwithstanding anything herein to the contrary, in the event it is determined by a final, non-appealable order of a court of competent jurisdiction (in any action or proceeding in which neither the Junior Agent nor any of the Junior Lenders have violated the terms of this
Section 2.2) that a Lien in favor of the Senior Agent or the Senior Lenders on any portion of the Shared Collateral shall be equitably subordinated by virtue of the misconduct of the Senior Agent or the Senior Lender to the claims of creditors of the applicable GenTek Obligor, then the Junior Lenders shall not be required to subordinate their Lien on such portion of the Shared Collateral, but only if it is or has been determined that the Lien of the Junior Lenders in such Shared Collateral is valid and enforceable.

        2.3 No New Liens. The parties hereto agree that prior to the Discharge of Senior Lender Claims (a) if the Junior Agent or any Junior Lender shall hold any Lien on any assets of GenTek or any Subsidiary of GenTek securing any Junior Lender Claims that are not also subject to the first-priority Lien of the Senior Agent or have not been consented to by the Necessary Lenders, under the Senior Lender Documents, the Junior Agent, upon demand by the Senior Agent, will either release (or cause the release of) such Lien or assign (or cause to be assigned) a first-priority Lien to the Senior Agent as security for the Senior Lender Claims, (b) each GenTek Obligor hereby agrees not to grant any Lien on any of its assets, or permit any Subsidiary thereof to grant a Lien on any of its assets, in favor of the Junior Agent or any Junior Lender unless it, or such Subsidiary, has granted a similar Lien on such assets in favor of the Senior Agent or such Lien has been consented to by the Necessary Lenders, and (c) each GenTek Obligor hereby agrees that it shall not permit any Foreign Subsidiary or other Non-Loan Party (including, without limitation, Noma) to grant any Lien on any of its assets and the Junior Agent on behalf of itself and the Junior Lenders agree that neither it nor they shall accept any such grant of a Lien (and if any such grant is nevertheless made, the Junior Agent on behalf of itself and the Junior Lenders hereby releases such Lien).

        Section 3. Enforcement.

        3.1 Exercise of Remedies.

        (a) Prior to the Discharge of Senior Lender Claims, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any GenTek
Obligor: (i) the Junior Agent and the Junior Lenders will not exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral, institute any action or proceeding with respect to any such rights or remedies, including, without limitation, any action


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of foreclosure, contest, protest or object to any foreclosure proceeding or action brought by the Senior Agent or any Senior Lender, the exercise of any right under any Blocked Account Agreement, landlord waiver or bailee's waiver or similar agreement or arrangement to which the Junior Agent or any Junior Lender is a party, or any other exercise by any such party, of any rights and remedies relating to the Shared Collateral under the Junior Lender Documents or otherwise, or object to the forbearance by the Senior Agent or any of the Senior Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral; and
(ii) the Senior Agent and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including, without limitation, setoff and the right to credit bid their debt) and make determinations regarding release, disposition, or restrictions with respect to the Shared Collateral without any consultation with or the consent of the Junior Agent or any Junior Lender.

        (b) In exercising rights and remedies with respect to the Shared Collateral, the Senior Agent and the Senior Lenders may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.

        (c) The Junior Agent, on behalf of itself and the Junior Lenders, agrees that, prior to the Discharge of Senior Lender Claims, it will not take or receive any Shared Collateral or any proceeds of Shared Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Shared Collateral. Without limiting the generality of the foregoing, prior to the Discharge of Senior Lender Claims, the sole right of the Junior Agent and the Junior Lenders with respect to the Shared Collateral is to hold a Lien on the Shared Collateral pursuant to the Junior Lender Documents for the period and to the extent granted therein and to receive the proceeds thereof, if any, after the Discharge of Senior Lender Claims.

        (d) The Junior Agent, for itself or on behalf of the Junior Lenders, (i) agrees that neither it nor any of the Junior Lenders will take any action that would hinder any exercise of remedies undertaken by the Senior Agent or any Senior Lender under the Senior Loan Documents, including any sale, lease, exchange, transfer or other disposition of any Shared Collateral, whether by foreclosure or otherwise and (ii) hereby waives any and all rights it or any of the Junior Lenders may have as a junior lien creditor or otherwise to object to the manner in which the Senior Agent or any of the Senior Lenders seek to enforce or collect any Senior Lender Claims or any Liens granted in any of the Senior Lender Collateral (except to the extent any such waiver is not enforceable under applicable law).

        3.2 Cooperation. The Junior Agent, on behalf of itself and the Junior Lenders, agrees that, prior to the Discharge of Senior Lender Claims, it will not commence, or join with any Person (other than the Senior Lenders and the Senior Agent upon the request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it under any of the Junior Lender Documents or otherwise.


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        Section 4. Payments.

        4.1 Application of Proceeds. Prior to the Discharge of Senior Lender Claims, the cash proceeds of Shared Collateral received in connection with the sale of, or collection on, such Shared Collateral upon the exercise of remedies, shall be applied by the Senior Agent to the Senior Lender Claims in such order as specified in the Senior Credit Agreement. Following Discharge of Senior Lender Claims, the Senior Agent shall deliver to the Junior Agent any proceeds of Shared Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Junior Agent is hereby authorized to make any such endorsements as agent for the Senior Agent or any such Senior Lender at any time following the Discharge of Senior Lender Claims. This authorization is coupled with an interest and is irrevocable.

        4.2 Payments Over. Prior to the Discharge of Senior Lender Claims, any Shared Collateral or proceeds thereof received by the Junior Agent or any Junior Lender in connection with the exercise of any right or remedy (including setoff) relating to any Shared Collateral shall be segregated and held in trust and forthwith paid over to the Senior Agent for the benefit of the Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Senior Agent is hereby authorized to make any such endorsements as agent for the Junior Agent or any such Junior Lender. This authorization is coupled with an interest and is irrevocable.

        Section 5. Other Agreements.

        5.1 Releases.

        (a) If in connection with:

            (i) the exercise of the Senior Agent's or any Senior Lender's remedies in respect of any of the Shared Collateral provided for in
        Section 3.1, including any sale, lease, exchange, transfer or other disposition of such Shared Collateral; or

            (ii) any sale, lease, exchange, transfer or other disposition of Shared Collateral permitted under the terms of the Senior Credit Agreement or permitted pursuant to a waiver or consent by the Necessary Lenders of a transaction otherwise prohibited by the Senior Credit Agreement (whether or not an event of default under, and as defined in the Senior Credit Agreement, has occurred and is continuing);

the Senior Agent, for itself or on behalf of any of the Senior Lenders, releases any of its Liens on any part of the Shared Collateral (or any Guarantor from its obligations under its guaranty of any or all of the Senior Lender Claims), the Liens of the Junior Agent, for itself or for the benefit of the Junior Lenders, on such Shared Collateral (and the obligations of such Guarantor under its guaranty of any or all of the Junior Lender Claims) shall be automatically, unconditionally and simultaneously released and the Junior Agent, for itself and on behalf of each Junior Lender, promptly shall execute and deliver to the Senior Agent or GenTek, at GenTek's cost and expense, such termination statements, releases and other documents as the Senior Agent or GenTek may reasonably request to effectively confirm such release.


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        (b) The Junior Agent, for itself and on behalf of the Junior Lenders, hereby irrevocably constitutes and appoints the Senior Agent and any officer or agent of the Senior Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Junior Agent or such holder from time to time in the Senior Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including, without limitation, any financing statements, endorsements or other instruments or transfer or release.

        5.2 Insurance. Prior to the Discharge of Senior Lender Claims, the Senior Agent and the Senior Lenders shall have the sole and exclusive right, subject to the rights of the GenTek Obligors, if any, under the Senior Lender Documents, to adjust settlement for any insurance policy covering any Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting any Shared Collateral. All proceeds of any insurance policy covering any Shared Collateral and any award granted in any condemnation or similar proceeding affecting any Shared Collateral shall be paid; first to the Senior Agent for the benefit of the Senior Agent and the Senior Lenders to the extent required under the Senior Credit Agreement, second, but only following the Discharge of Senior Lender Claims, to the Junior Agent for the benefit of the Junior Lenders to the extent required under the applicable Junior Lender Documents, and third (second if prior to the Discharge of Senior Lender Claims) to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. If the Junior Agent or any Junior Lender shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Senior Agent in accordance with the terms of Section 4.2.

        5.3 Amendments to Junior Lender Documents.

        (a) Without the prior written consent of the Senior Agent (with the consent of the Necessary Lenders), no Junior Lender Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Junior Lender Document, would be adverse in any material respect to the Senior Lenders or inconsistent with the terms of any Senior Lender Document or this Agreement.

        (b) In the event the Necessary Lenders enter into any amendment, waiver or consent in respect of any of the Senior Lender Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any such Senior Lender Collateral Document or changing in any manner the rights of the Senior Agent, the Senior Lenders or the GenTek Obligors (or any of them) thereunder, then such amendment, waiver or consent shall, by this reference, apply automatically to any comparable provision of the Comparable Junior Lender Collateral Document without the consent of either the Junior Agent or the Junior Lenders and without any action by the Junior Agent, any Junior Lender or any GenTek Obligor; provided, however,
(A) that no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of the Junior Lender Collateral Documents, except to the extent that a release of such Lien is permitted by Section 5.1 and (B) notice of such amendment, waiver or consent shall be given to the Junior Agent.

        (c) The Junior Agent agrees that each Junior Lender Collateral Document shall include the following language:

        Notwithstanding anything herein to the contrary, the lien and security interest granted to the Junior Agent pursuant to this Agreement and the exercise of any right or remedy by the Junior Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of November 10, 2003 (the "Intercreditor Agreement") among Bank of America, N.A., as Senior Agent, BNY Asset Solutions LLC, as Junior Agent, and GenTek Inc. and the subsidiaries of GenTek Inc. party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.

        5.4 Rights As Unsecured Creditors.

        (a) Nothing in this Agreement shall prohibit the receipt by the Junior Agent or any Junior Lenders of the required payments of principal and interest so long as (i) such payment by the GenTek Obligors is made in accordance with the terms of the Senior Credit Agreement (as in effect as of the date hereof) and (ii) such receipt by the Junior Lenders is not the direct or indirect result of the exercise by the Junior Agent or any Junior Lender of rights or remedies as a secured creditor or enforcement of any Lien held by any of them. The Junior Agent shall not be liable for determining in good faith that a payment received by it was made in compliance with the terms hereof and shall be under no obligation to determine if such payment is made in accordance with the terms of the Senior Credit Agreement; provided nothing herein shall limit the rights of the Senior Agent or the Senior Lenders against the Junior Lenders in the event any payment received by the Junior Agent and distributed to the Junior Lenders was not made in compliance herewith.

        (b) Notwithstanding anything to the contrary in this Agreement, the Junior Agent and the Junior Lenders may exercise rights and remedies as an unsecured creditor against the GenTek Obligors in accordance with the terms of the Junior Lender Documents and applicable law. In the event the Junior Agent or any Junior Lender becomes a judgment lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the Junior Lender Claims are so subordinated to such Senior Lender Claims under this Agreement. Nothing in this Agreement modifies any rights or remedies the Senior Agent or any of the Senior Lenders may have with respect to the Senior Lender Collateral.

        5.5 Agent and Bailee for Perfection

        (a) The Senior Agent agrees to hold the Shared Collateral that is in its possession (or in the possession of its agents) as bailee for the Junior Agent solely for the purpose of perfecting the security interest granted in such Shared Collateral pursuant to the Junior Lender Security Agreement or other applicable agreement, subject to the terms and conditions of this Section 5.5.

        (b) Prior to the Discharge of Senior Lender Claims, the Senior Agent shall be entitled to deal with the Shared Collateral in its possession or under its control in accordance with the terms of the Senior Lender Documents and this Agreement. The rights of the Junior Agent shall at all times be subject to the terms of this Agreement and to the Senior Agent's rights under the Senior Lender Documents and this Agreement.

        (c) The Senior Agent shall have no obligation whatsoever to the Junior Agent or any Junior Lender to assure that the Shared Collateral in its possession or under its control is genuine or owned by a GenTek Obligor or to preserve rights or benefits of any Person except as expressly set forth in this
Section 5.5. The duties or responsibilities of the Senior Agent under this
Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee for the Junior Agent for purposes of perfecting the Junior Lien thereon held by the Junior Agent.

        (d) The Senior Agent shall not have by reason of this Agreement or any other document a fiduciary relationship in respect of the Junior Agent or any Junior Lender. The Junior Agent shall not have by reason of this Agreement or any other document a fiduciary relationship in respect of the Senior Agent or any Senior Lender.

        (e) Following the Discharge of Senior Lender Claims, at the expense of the GenTek Obligors, the Senior Agent shall deliver to the Junior Agent the Pledged Collateral together with any necessary endorsements (or otherwise allow the Junior Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct, and shall take all steps reasonably requested by the Junior Agent to release its Liens on the Shared Collateral (subject to the terms of the applicable Senior Lender Collateral Document).

        Section 6. Insolvency or Liquidation Proceedings.

        6.1 Financing Issues. If any GenTek Obligor shall be subject to any Insolvency or Liquidation Proceeding and the Senior Agent shall desire to permit the use of cash collateral or to permit the GenTek Obligors (or any of them) to obtain financing under section 363 or section 364 of the Bankruptcy Code ("DIP Financing"), then the Junior Agent, on behalf of itself and the Junior Lenders, agrees that it will raise no objection to such use or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent any of the Liens securing any Senior Lender Claims are subordinated or pari passu with such DIP Financing, the Junior Agent will subordinate its Liens in the Shared Collateral to such DIP Financing and all Obligations relating thereto on the same basis as the Liens securing the Junior Lender Claims are subordinated to the other Senior Lender Claims under this Agreement.

        6.2 Relief from the Automatic Stay. The Junior Agent, on behalf of itself and the Junior Lenders, agrees that, prior to the Discharge of Senior Lender Claims, none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Shared Collateral, without the prior written consent of the Senior Agent (with the consent of the Necessary Lenders).

        6.3 Adequate Protection.

        (a) The Junior Agent, on behalf of itself and the Junior Lenders, agrees that none of them shall contest (or support any other Person contesting) (i) any request by the Senior Agent or any of the Senior Lenders for adequate protection or (ii) any objection by the Senior Agent or the Senior Lenders to any motion, relief, action or proceeding based on the Senior Agent or any of the Senior Lenders claiming a lack of adequate protection.

        (b) Notwithstanding the foregoing clause (a), in any Insolvency or Liquidation Proceeding, if the Senior Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral and the payment of the reasonable fees and expenses of the Senior Agent's legal and financial advisors in connection with any DIP Financing or use of its cash collateral under section 363 or section 364 of the Bankruptcy Code, then the Senior Agent (on behalf of the Senior Lenders) will raise no objection to the grant of adequate protection in the form of (i) the payment of the reasonable fees and expenses of the Junior Agent's legal and financial advisors and (ii) additional collateral to the Junior Agent, on behalf of itself or any of the Junior Lenders, which Lien shall be subordinated to the Liens securing the Senior Lender Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Junior Lender Claims are so subordinated to the Senior Lender Claims under this Agreement.

        6.4 No Waiver. Nothing contained herein shall prohibit or in any way limit the Senior Agent or any Senior Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Junior Agent or any of the Junior Lenders in contravention of this Agreement, including, without limitation, the seeking by the Junior Agent or any Junior Lender of adequate protection or the asserting by the Junior Agent or any Junior Lender of any of its rights and remedies under the Junior Lender Documents or otherwise in contravention of this Agreement.

        6.5 Preference Issues. If the Senior Agent or any Senior Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any GenTek Obligor any amount (a "Recovery"), then the Senior Lender Claims shall be reinstated to the extent of such Recovery and the Senior Agent and/or the relevant Senior Lenders shall be entitled to the Discharge of Senior Lender Claims with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

        6.6 Certain Junior Lender Rights. Notwithstanding anything in this Agreement to the contrary, prior to the Discharge of the Senior Lender Claims, in any Insolvency or Liquidation Proceeding commenced by or against any GenTek Obligor, the Junior Agent or any Junior Lender may file a claim or statement of interest with respect to the Junior Lender Claims and shall retain the right to vote and otherwise act as a party in interest (subject to the limitations set forth in this Agreement) in such Insolvency or Liquidation Proceeding (including, without limitation, the right to vote to accept or reject any plan of reorganization); provided that no such Person shall vote with respect to any such plan of reorganization which adversely affects

(i) the validity of any Liens granted to or for the benefit of the Senior Agent or any Senior Lender, (ii) the relative rights and duties of the holders of the Senior Lender Claims established in the Senior Lender Documents and this Agreement with respect to such Liens or (iii) the enforceability of the Senior Credit Agreement or this Agreement.

        Section 7. Reliance; Waivers; etc.

        7.1 Reliance. The consent by the Senior Lenders to the execution and delivery of the Junior Lender Documents and the grant to the Junior Agent on behalf of the Junior Lenders of a Lien on the Shared Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by any of the Senior Lenders to any GenTek Obligor shall be deemed to have been given and made in reliance upon this Agreement.

        7.2 No Warranties or Liability.

        (a) The Junior Agent, on behalf of itself and the Junior Lenders, acknowledges and agrees that each of the Senior Agent and the Senior Lenders have made no express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents. The Senior Agent and the Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit to the GenTek Obligors and any other subsidiary of GenTek in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Agent and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Junior Agent or any of the Junior Lenders have in the Shared Collateral or otherwise. Neither the Senior Agent nor any Senior Lender shall have any duty to the Junior Agent or any of the Junior Lenders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any GenTek Obligor (including, without limitation, the Junior Lender Documents), regardless of any knowledge thereof which they may have or be charged with.

        (b) The Senior Agent, on behalf of itself and the Senior Lenders, acknowledges and agrees that each of the Junior Agent and the Junior Lenders have made no express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Junior Lender Documents. The Junior Agent and the Junior Lenders will be entitled to manage and supervise their respective extensions of credit to GenTek in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Junior Agent and the Junior Lenders may manage their extensions of credit without regard to any rights or interests that the Senior Agent or any of the Senior Lenders have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Except as provided in this Agreement, neither the Junior Agent nor any Junior Lender shall have any duty to the Senior Agent or any of the Senior Lenders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with GenTek (including, without limitation, the Senior Lender Documents), regardless of any knowledge thereof which they may have or be charged with.

        7.3 No Waiver of Lien Priorities.

        (a) No right of the Senior Lenders, the Senior Agent or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any GenTek Obligor or by any act or failure to act by any Senior Lender or the Senior Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Lender Documents or any of the Junior Lender Documents, regardless of any knowledge thereof which the Senior Agent or the Senior Lenders, or any of them, may have or be otherwise charged with. No right of the Junior Lenders, the Junior Agent or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any GenTek Obligor or by any act or failure to act by any Junior Lender or the Junior Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Junior Lender Documents or any of the Senior Lender Documents, regardless of any knowledge thereof which the Junior Agent or the Junior Lenders, or any of them, may have or be otherwise charged with.

        (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the GenTek Obligors under the Senior Lender Documents), the Senior Lenders, the Senior Agent and any of them may, at any time and from time to time, without the consent of, or notice to, the Junior Agent or any Junior Lender, without incurring any liabilities to the Junior Agent or any Junior Lender and without impairing or releasing the lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Junior Agent or any Junior Lender is affected, impaired or extinguished thereby) do any one or more of the following:

            (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any of the Senior Lender Claims or any Lien in any Senior Lender Collateral or guaranty thereof or any liability of any GenTek Obligor, or any liability incurred directly or indirectly in respect thereof (including, without limitation, any increase in or extension of the Senior Lender Claims), without any restriction as to the amount, tenor or terms of any such increase or extension or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Senior Agent or any of the Senior Lenders, any of the Senior Lender Claims or any of the Senior Lender Documents; provided that the sum of the principal amount of Revolving Loans and reimbursement obligations in respect of Letters of Credit shall not exceed at any time the Maximum Senior Lender Claim Amount;

            (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Senior Lender Collateral or any liability of any GenTek Obligor to any of the Senior Lenders or the Senior Agent, or any liability incurred directly or indirectly in respect thereof;

            (iii) settle or compromise any Senior Lender Claim or any other liability of any GenTek Obligor (other than the Junior Lender Claims) or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, any of the Senior Lender Claims) in any manner or order; and

            (iv) exercise or delay in or refrain from exercising any right or remedy against any security or any GenTek Obligor or any other Person, elect any remedy and otherwise deal freely with each GenTek Obligor and the Senior Lender Collateral and any security and any guarantor or any liability of any GenTek Obligor to any of the Senior Lenders or the Senior Agent or any liability incurred directly or indirectly in respect thereof.

        (c) The Senior Agent, on behalf of itself and the Senior Lenders, also agrees that the Junior Agent and the Junior Lenders shall have no liability (other than pursuant to the terms here of and applicable Requirements of Law) to the Senior Agent or any Senior Lender, and, subject to the terms here of and applicable Requirements of Law, the Senior Agent, on behalf of itself and the Senior Lenders, hereby waives any claim against the Junior Agent or any Junior Lender, arising out of any and all actions which any of the Junior Lenders or the Junior Agent may take or permit or omit to take with respect to: (i) the Junior Lender Documents, (ii) the collection of any of the Junior Lender Claims, or (iii) the release of any Lien in respect of any Shared Collateral. The Senior Agent, on behalf of itself and the Senior Lenders, agrees that the Junior Lenders and the Junior Agent have no duty to them in respect of the maintenance or preservation of the Junior Lender Collateral, the Junior Lender Claims or otherwise other than as expressly set forth herein.

        (d) The Junior Agent, on behalf of itself and the Junior Lenders, also agrees that the Senior Lenders and the Senior Agent shall have no liability(other than pursuant to the terms hereof and applicable Requirements of Law) to the Junior Agent or any Junior Lender, and, subject to the terms here of and applicable Requirements of Law, the Junior Agent, on behalf of itself and the Junior Lenders, hereby waives any claim against any Senior Lender or the Senior Agent, arising out of any and all actions which any of the Senior Lenders or the Senior Agent may take or permit or omit to take with respect to: (i) the Senior Lender Documents, (ii) the collection of any of the Senior Lender Claims,
(iii) the foreclosure upon, or sale, liquidation or other disposition of, any of the Senior Lender Collateral or the Shared Collateral, or (iv) the release of any Lien in respect of any Shared Collateral. The Junior Agent, on behalf of itself and the Junior Lenders, agrees that the Senior Lenders and the Senior Agent have no duty to them in respect of the maintenance or preservation of the Senior Lender Collateral, the Senior Lender Claims or otherwise other than as expressly set forth herein.

        (e) The Junior Agent, on behalf of itself and the Junior Lenders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.

        7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Agent and the Senior Lenders and the Junior Agent and the Junior Lenders, respectively, hereunder shall remain in full force and effect irrespective of:

        (a) subject to the last sentence of Section 2.2, any lack of validity or enforceability of any of the Senior Lender Documents or any Junior Lender Documents or any non-perfection or avoidance of any Lien in any Senior Lender Collateral;

        (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Junior Lender Claims, or any amendment or waiver or other modification, including, without limitation, any increase in the amount thereof (but subject at all times to the sum of the principal amount of Revolving Loans and reimbursement obligations in respect of Letters of Credit not exceeding the Maximum Senior Lender Claim Amount), whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Lender Document or of the terms of the Junior Loan Agreement or any other Junior Lender Document;

        (c) any exchange of any security interest in any Shared Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Junior Lender Claims or any guarantee thereof;

        (d) the commencement of any Insolvency or Liquidation Proceeding in respect of any GenTek Obligor; or

        (e) subject to the last sentence of Section 2.2, any other circumstances which otherwise might constitute a defense available to, or a discharge of, any GenTek Obligor in respect of any of the Senior Lender Claims or any Senior Lender Collateral, or of the Junior Agent or any Junior Lender in respect of this Agreement.

        Section 8. Miscellaneous.

        8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Senior Lender Documents or the Junior Lender Documents, the provisions of this Agreement shall govern.

        8.2 Continuing Nature of this Agreement. Other than as expressly provided herein, this Agreement shall continue to be effective until the Discharge of Senior Lender Claims shall have occurred. This is a continuing agreement of lien subordination and the Senior Agent and the Senior Lenders may continue, at any time and without notice to the Junior Agent or any Junior Lender, to extend credit and other financial accommodations and lend monies to or for the benefit of any GenTek Obligor constituting Senior Lender Claims on the faith hereof. The Junior Agent, on behalf of itself and the Junior Lenders, and the Senior Agent, on behalf of itself and the Senior Lenders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

        8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Junior Agent or the Senior Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each such party or its authorized agent. No such amendment, modification or waiver shall be effective until notice thereof has been provided to GenTek. Each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. No GenTek Obligor shall have any right to amend, modify or waive any provision of this Agreement without the consent of the Junior Agent and the Senior Agent nor shall any consent or signed writing be required of any GenTek Obligor to effect any amendment, modification or waiver of any provision of this Agreement, except that no amendment, modification or waiver affecting any obligation or right of any GenTek Obligor hereunder shall be made without the consent of such GenTek Obligor.

        8.4 Information Concerning Financial Condition of the GenTek Obligors. The Senior Agent and the Senior Lenders, on the one hand, and the Junior Agent and the Junior Lenders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of GenTek and its Subsidiaries and all endorsers and/or guarantors of the Junior Lender Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Junior Lender Claims or the Senior Lender Claims. The Senior Agent and the Senior Lenders shall have no duty to advise the Junior Agent or any Junior Lender of information known to it or them regarding such condition or any such circumstances or otherwise and the Junior Agent and the Junior Lenders shall have no duty to advise the Senior Agent or any Senior Lender of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Senior Agent or any of the Senior Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Junior Agent or any Junior Lender, or in the event the Junior Agent or any of the Junior Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Senior Agent or any Senior Lender, such provider of information shall be under no obligation (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.

        8.5 Subrogation. The Junior Agent, on behalf of itself and the Junior Lenders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Lender Claims has occurred.

        8.6 Application of Payments. All payments received by the Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Claims as the Senior Lenders, in their sole discretion, deem appropriate, subject to the terms of the Senior Lender Documents.

        8.7 Consent to Jurisdiction; Waivers. The parties hereto consent to the non-exclusive jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 (with respect to registered mail) below for such party. Service so made shall be deemed to be completed three (3) days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted in such courts as aforesaid hereunder based on forum non conveniens, and any objection to the venue of any such action instituted hereunder. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, any Senior Lender


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

Document, any Junior Lender Document, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

        8.8 Notices. All notices to the Junior Lenders and the Senior Lenders permitted or required under this Agreement may be sent to the Junior Agent and the Senior Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

        8.9 Further Assurances. The Junior Agent, on behalf of itself and the Junior Lenders, agrees that it shall take such further action and shall execute and deliver to the Senior Agent and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as the Senior Agent or the Senior Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement. The Senior Agent, on behalf of itself and the Senior Lenders, agrees that it shall take such further action and shall execute and deliver to the Junior Agent such additional documents and instruments (in recordable form, if requested) as the Junior Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

        8.10 Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

        8.11 Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Agent, the Senior Lenders, the Junior Agent, the Junior Lenders and their respective successors and permitted assigns.

        8.12 Specific Performance. The Senior Agent and the Junior Agent may demand specific performance of this Agreement. The Junior Agent, on behalf of itself and the Junior Lenders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Senior Agent. The Senior Agent, on behalf of itself and the Senior Lenders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Junior Agent.

        8.13 Section Titles; Time Periods. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement. In the computation of time periods, unless otherwise specified, the word "from" means "from and including" and each of the words "to" and "until" means "to but excluding" and the word "through" means "to and including".

        8.14 Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

        8.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

        8.16 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of the Senior Agent and the Senior Lenders and their respective successors and assigns and, to the extent applicable, the GenTek Obligors, the Junior Agent and the Junior Lenders and their respective permitted successors and assigns. No other Person, shall have or be entitled to assert rights or benefits hereunder. GenTek shall cause each of its Subsidiaries to comply with the terms of this Agreement to the extent applicable to it.

        8.17 Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to any GenTek Obligor shall include such GenTek Obligor as debtor and debtor-in-possession and any receiver or trustee for such GenTek Obligor (as the case may be) in any Insolvency or Liquidation Proceeding.

        8.18 Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held unenforceable, shall not in any way be affected or impaired thereby.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                BANK OF AMERICA, N.A., as Senior Agent

                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:

                                Address:

                                335 Madison Avenue
                                New York, New York 10017
                                Attention: Account Executive - Business Credit Telecopy no.: (212) 503-7340
                                email address: edmundo.kahn@bankofamerica.com

                                BNY ASSET SOLUTIONS LLC, as Junior Agent

                                By:
                                   --------------------------------------
                                     Name:
                                     Title:

                                Address:
                                600 East Las Colinas Blvd., Suite 1300
                                Irving, Texas 75039

                                Attention: Risk Management
                                Telephone No.: 972-401-8500
                                Telecopy No.: 972-401-8554
                                E-mail address:

                                with a copy to:

                                BNY Asset Solutions LLC
                                600 East Las Colinas Blvd., Suite 1300
                                Irving, Texas 75039
                                Attention:  Stephen Jerard
                                Telephone No.: 972-401-8600
                                Telecopy No.: 972-401-8557
                                E-mail address:

                                GENTEK INC., as Borrower and a Guarantor

                                By:
                                   --------------------------------------
                                   Name:
                                   Title:


                                NOMA COMPANY

                                By:
                                   --------------------------------------
                                Title:
                                      -----------------------------------


                                GENTEK HOLDING CORPORATION (formerly
                                 known as General Chemical Corporation)
                                GENERAL CHEMICAL PERFORMANCE PRODUCTS LLC
                                NOMA HOLDING INC.
                                GENTEK TECHNOLOGIES MARKETING INC.
                                VIGILANT NETWORKS LLC
                                BIG T-2 COMPANY LLC
                                KRONE DIGITAL COMMUNICATIONS INC.
                                PRINTING DEVELOPMENTS, INC.
                                KRONE INTERNATIONAL HOLDING INC.
                                GENERAL CHEMICAL WEST LLC
                                GENERAL CHEMICAL LLC
                                FINI ENTERPRISES, INC.
                                REHEIS, INC.
                                NOMA CORPORATION
                                NOMA DELAWARE INC.
                                BALCRANK PRODUCTS INC.
                                TOLEDO TECHNOLOGIES INC.
                                DEFIANCE, INC.
                                REHEIS HOLDINGS INC.
                                NOMA O.P., INC.

                                NOMA TECHNOLOGIES LIMITED PARTNERSHIP
                                TOLEDO TECHNOLOGIES MANAGEMENT LLC
                                DEFIANCE PRECISION PRODUCTS, INC.
                                HY-FORM PRODUCTS, INC.
                                DEFIANCE TESTING AND ENGINEERING SERVICES, INC. DEFIANCE PRECISION PRODUCTS MANAGEMENT LLC DEFIANCE PRECISION PRODUCTS MANUFACTURING LLC DEFIANCE KINEMATICS INC.
                                BINDERLINE DRAFTLINE, INC.
                                KRONE HOLDING INC.
                                KRONE USA INCORPORATED
                                KRONE INCORPORATED

                                By:
                                   --------------------------------------------
                                Title: Vice President

                                KRONE HOLDING LLC

                                By:    Krone Holding Inc.,
                                       Its Sole Member and Manager

                                       By:
                                           ------------------------------------
                                       Title: Vice President


                                KRONE OPTICAL SYSTEMS INC.
                                CON-X CORPORATION

                                By:
                                   --------------------------------------------
                                Title: Vice President


                                TOLEDO TECHNOLOGIES MANUFACTURING LLC

                                By:
                                   --------------------------------------------
                                Title:
                                      -----------------------------------------